Exhibit 10.2

Execution Version

AMENDMENT AND JOINDER TO BACKSTOP COMMITMENT AGREEMENT

THIS AMENDMENT AND JOINDER (this “Agreement”) TO THE BACKSTOP COMMITMENT AGREEMENT by and among Valaris plc, a company organized under the Laws of England and Wales (the “Company”) and each of its direct and indirect debtor subsidiaries that files chapter 11 cases (the “Chapter 11 Cases”) under Title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as it may be amended from time to time, the “Bankruptcy Code”) in the Bankruptcy Court (together with the Company, each a “Debtor” and, collectively, the “Debtors”), on the one hand, and the Backstop Parties party thereto, dated as of August 18, 2020, as previously amended (and as may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “BCA”), is made by and among the Requisite Backstop Parties and the Debtors as of February 5, 2021. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the BCA.

RECITALS

WHEREAS, on August 18, 2020, the Company, the other Debtors and the Initial Backstop Parties entered into the BCA and a related Restructuring Support Agreement, which provides for the restructuring of the Debtors’ capital structure and financial obligations pursuant to a plan of reorganization (the “Plan”) in the Chapter 11 Cases implementing the terms and conditions of the Restructuring;

WHEREAS, the BCA was amended by the Requisite Backstop Parties and the Debtors on September 10, 2020 to extend the period for which holders of Senior Notes Claims could join the BCA pursuant to Section 2.7 of the BCA;

WHEREAS, the BCA was amended by the Requisite Backstop Parties and the Debtors on January 22, 2021, as set forth on Exhibit A, to update certain funding mechanics with respect to funding required by Backstop Parties that are lenders under the Debtors’ debtor-in-possession credit facility pursuant to Section 2.4 of the BCA; and

WHEREAS, the Requisite Backstop Parties and the Debtors desire to further amend the Restructuring Support Agreement and the BCA to facilitate the joinder by certain holders of Credit Facility Claims to such agreements by allowing such holders to participate in certain rights and obligations set forth herein and therein by way of joinder to the BCA pursuant to Section 5.4 of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, each of the parties hereto hereby agrees as follows:

ARTICLE I

Definitions

Section 1.1   Definitions. The BCA shall be amended to include the following definitions in Section 1.1 thereof, placed in alphabetical order therein, and to the extent any such term had previously been defined therein, such previous definition is hereby amended and restated in its entirety as set forth herein:

“Additional Backstop Party” means each Person that is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) or an Institutional Accredited Investor (which is an “accredited investor” as such term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and that is a holder of any Senior Notes Claim or Credit Facility Claim against the Debtors that agrees to participate in the Backstop Commitment by joining this Agreement and the Restructuring Support Agreement.

“Backstop Commitment Percentage” means, with respect to each Backstop Party, the percentage set forth opposite such Backstop Party’s name under the column titled “Backstop Commitment Percentage” on Schedule 1 (as it may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement). Schedule 1 shall be redacted in any public filings with the SEC, the Bankruptcy Court or otherwise and shall be updated from time to time to reflect the addition of Additional Backstop Parties that become party hereto, which updates shall be provided to the counsel to the Initial Backstop Parties upon reasonable request.

“Backstop Party Default” means the failure by (i) any Backstop Party other than an RCF Lender Backstop Party to deliver and pay the aggregate Purchase Price for such Backstop Party’s Backstop Commitment Percentage of Backstop Securities or Additional Notes, (ii) any RCF Lender Backstop party to deliver and pay the aggregate Purchase Price for the Rights Offering Securities such RCF Lender Backstop Party is obligated to purchase under Section 2.1(b) or (iii) any Backstop Party to deliver and pay the aggregate Purchase Price for such Backstop Party’s Backstop Commitment Percentage of Holdback Securities, in each case by the Backstop Escrow Funding Date in accordance with Section 2.4 and/or Section 3.5, as applicable.

“Credit Facility Claims” shall have the meaning set forth in the Plan with respect to each RCF Lender Backstop Party.

“Deemed Claim Amount” means, (a) for any Person other than an RCF Lender Backstop Party, the sum of each Claims Amount of such Person multiplied by the applicable Claims Multiplier and (b) for each RCF Lender Backstop Party, an amount equal to its Credit Facility Claim.

“RCF Lender Backstop Party” means those Persons identified as “RCF Lender Backstop Parties” on Schedule 1.

Section 1.2   Additional Defined Terms. The BCA shall be amended to include the following definitions in Section 1.2 thereof, in alphabetical order therein:

Equity Premium	Section 3.4
Remaining New Secured Notes	Section 2.1(a)

Section 1.3   Replaced Defined Terms. The BCA shall be amended to delete the defined term “Holdback Commitment Percentage” and to replace each other use of “Holdback Commitment Percentage” in the Agreement with “Backstop Commitment Percentage”; provided, however that where the terms “Backstop Commitment Percentage or Holdback Commitment Percentage” are used together, such language shall be replaced with “Backstop Commitment Percentage”.

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ARTICLE II

BACKSTOP COMMITMENT

Section 2.1   The Rights Offering. Sections 2.1(a) and 2.1(b) of the BCA shall be amended and restated in their entirety as follows:

(a)               Rights Offering Allocation. On and subject to the terms and conditions hereof, the Debtors and Issuer, if applicable, shall conduct the Rights Offering pursuant to and in accordance with the Plan, the Rights Offering Procedures and the Disclosure Statement Order. The Backstop Parties shall be offered the Holdback Notes offered in the Rights Offering, together with the corresponding Holdback Shares, allocated among such Backstop Parties based on the Backstop Commitment Percentage of such Backstop Parties and the remaining $312,500,000 of the New Secured Notes offered in the Rights Offering (the “Remaining New Secured Notes”), together with the corresponding Participation Equity, shall be offered to the holders of Senior Notes Claims and the RCF Lender Backstop Parties holding Credit Facility Claims (including, for the avoidance of doubt, the Backstop Parties) (each such holder, a “Holder”), allocated among such Holders based on the Deemed Claim Amount of each such Holder relative to the Deemed Claim Amount of all such Holders of Senior Notes Claims (in the case of Senior Notes Claims) or RCF Lender Backstop Parties (in the case of Credit Facility Claims), as applicable (such amount, per Holder, the “Holder Subscription Rights”). For the avoidance of doubt, (x) in no event will (i) any Backstop Party or Holder have oversubscription Rights or privileges or (ii) Rights offered in the Rights Offering be detachable from the Claims with which they are associated, (y) the RCF Lender Backstop Parties shall be entitled to purchase 2.427% (i.e., $7,585,000) of the Remaining New Secured Notes (together with the corresponding Participation Equity) and (z) holders of Senior Notes Claims shall be entitled to purchase 97.573% (i.e., $304,915,000) of the Remaining New Secured Notes (together with the corresponding Participation Equity).

(b)              Subscription Covenant. On and subject to the terms and conditions hereof, including entry of the Confirmation Order, each Backstop Party agrees, severally and not jointly, to fully exercise all Rights that are issued to it pursuant to the Rights Offering and duly purchase all Rights Offering Securities issuable to it in relation thereto (which amount of Rights Offering Securities shall consist of, with respect to each RCF Lender Backstop Party, all Rights Offering Securities which such RCF Lender Backstop Party is entitled to purchase pursuant to Section 2.1(a)), in accordance with the Rights Offering Procedures and the Plan. Any Defaulting Backstop Party shall be liable, severally and not jointly, to each non-Defaulting Backstop Party, the Debtors and the Issuer as a result of any breach of its obligations hereunder.

Section 2.2   Backstop Commitment. Section 2.2(a) of the BCA shall be amended and restated in its entirety as follows:

(a)          On and subject to the terms and conditions hereof, including entry of the Confirmation Order, (i) each Backstop Party other than the RCF Lender Backstop Parties agrees, severally and not jointly, to purchase, and the Issuer agrees to issue to such Backstop Party, on the Closing Date for the applicable Purchase Price, the amount of Unsubscribed Securities equal to such Backstop Party’s Backstop Commitment Percentage of the aggregate Unsubscribed Securities, in accordance with the Rights Offering Procedures and the Plan; provided that for purposes of this clause (i), the aggregate Backstop Commitment Percentage of the RCF Lender Backstop Parties shall be deemed to be 0%, and the Backstop Commitment Percentages of all other Backstop Parties shall be deemed increased proportionately so that, in the aggregate, the Backstop Commitment Percentage of all such other Backstop Parties shall be 100% (such obligation to purchase the Unsubscribed Securities, the “Rights Offering Commitment”) and (ii) each Initial Backstop Party agrees, severally and not jointly, to purchase, and the Issuer agrees to issue to such Initial Backstop Party, on the Closing Date for the applicable Purchase Price, the amount of Additional Notes equal to such Initial Backstop Party’s Backstop Commitment Percentage as of August 18, 2020 of the aggregate Additional Notes in accordance with the terms of this Agreement (such obligation to purchase the Additional Notes, together with the Rights Offering Commitment, the “Backstop Commitment”).

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Section 2.3   Backstop Party Default. Section 2.3(d) of the BCA shall be amended and restated in its entirety as follows:

(d)       Except as contemplated by Section 2.3(a), nothing in this Agreement shall be deemed to require a Backstop Party to purchase more than its Backstop Commitment Percentage (as calculated pursuant to Section 2.2(a)) of the Unsubscribed Securities, Additional Notes or Holdback Securities.

Section 2.4   Backstop Escrow Account. The third sentence of Section 2.4(c) of the BCA shall be amended and restated as follows:

The Backstop Escrow Account shall be established with an escrow agent satisfactory to the Requisite Backstop Parties and the Company and the Issuer (as relevant) pursuant to an escrow agreement in form and substance reasonably satisfactory to the Requisite Backstop Parties and the Company and the Issuer (as relevant).

Section 2.5   Additional Backstop Parties. Section 2.7(b) of the BCA shall be deleted in its entirety.

ARTICLE III

BACKSTOP PREMIUM, EQUITY ALLOCATION AND EXPENSE REIMBURSEMENT

Section 3.1   Backstop Premium. Section 3.1(a) of the BCA shall be amended and restated as follows:

(a)          As consideration for the Backstop Commitment and the other agreements of the Initial Backstop Parties and RCF Lender Backstop Parties in this Agreement:

(i)           the Debtors shall pay or cause to be paid to the Initial Backstop Parties (and any Replacing Backstop Party and/or Cover Purchaser with respect to any Initial Backstop Party, as applicable) a backstop premium paid in the form of New Secured Notes (in addition to the New Secured Notes offered in the Rights Offering) equal to 9.757% (i.e., $48,786,000 in principal amount) of the New Secured Notes allocated among such Initial Backstop Parties pro rata based on the Initial Backstop Parties’ Backstop Commitment Percentage as of August 18, 2020.

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(ii)          the Debtors shall pay or cause to be paid to the RCF Lender Backstop Parties (and any Replacing Backstop Party and/or Cover Purchaser with respect to any RCF Lender Backstop Party, as applicable) a backstop premium (together with the backstop premium paid pursuant to Section 3.1(a)(i), the “Backstop Premium”), paid in the form of New Secured Notes (in addition to the New Secured Notes offered in the Rights Offering) equal to 0.243% (i.e., $1,214,000 in principal amount) of the New Secured Notes, allocated among such RCF Lender Backstop Parties pro rata based on the RCF Lender Backstop Parties’ Backstop Commitment Percentage.

(iii)         For the avoidance of doubt, Additional Backstop Parties that are not RCF Lender Backstop Parties shall not receive any portion of the Backstop Premium or the Extension Fee (if any), and no Additional Backstop Party (including any RCF Lender Backstop Party) shall receive any portion of the Commitment Fee (as defined below).

Section 3.2   Commitment Fee. The second sentence of Section 3.1(b) of the BCA shall be amended and restated as follows:

Notwithstanding anything to the contrary herein, including Section 3.1, if the Closing shall occur, the principal amount of New Secured Notes paid to the Initial Backstop Parties pursuant to Section 3.1(a)(i) in connection with the Backstop Premium shall be reduced by an amount equal to the Commitment Fee.

Section 3.3   Integral Part of Transaction. Section 3.1(c) of the BCA shall be amended and restated as follows:

(c)          The provisions for the payment of the Backstop Premium and the Equity Premium (as defined below) are an integral part of the transactions contemplated by this Agreement and without these provisions the Initial Backstop Parties and the RCF Lender Backstop Parties would not have entered into this Agreement, and each of the Backstop Premium and the Equity Premium shall constitute an allowed administrative expense of the Debtors’ estates under Sections 503(b) and 507 of the Bankruptcy Code.

Section 3.4   Extension Fee. Section 3.1(e) of the BCA shall be amended and restated as follows:

(e)         Notwithstanding anything herein to the contrary, upon (i) the Company providing written notice to the Requisite Backstop Parties and the RCF Lender Backstop Parties and (ii) payment of $10,000,000 in cash (the “Extension Fee”) to the Initial Backstop Parties and the RCF Lender Backstop Parties, allocated among such Initial Backstop Parties and RCF Lender Backstop Parties pro rata in proportion to their Backstop Commitment Percentage, the Outside Date shall automatically be extended to August 18, 2021. For purposes of this Section 3.4(e), the aggregate Backstop Commitment Percentage of all Backstop Parties other than the Initial Backstop Parties and the RCF Lender Backstop Parties shall be deemed to be 0%, and the Backstop Commitment Percentages of the Initial Backstop Parties and the RCF Lender Backstop Parties shall be deemed increased proportionately so that, in the aggregate, the Backstop Commitment Percentage of the Initial Backstop Parties and the RCF Lender Backstop Parties, taken together, shall be 100%. For the avoidance of doubt, (i) the principal amount of New Secured Notes paid in connection with the Backstop Premium shall not be reduced by the Extension Fee and (ii) the Extension Fee shall be fully earned, nonrefundable and non-avoidable upon the payment thereof.

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Section 3.5   Payment of Backstop Premium. The first sentence of Section 3.2 of the BCA shall be amended and restated as follows:Subject to Section 3.1(d), the Backstop Premium and the Equity Premium shall be fully earned, nonrefundable and non-avoidable upon entry by the Bankruptcy Court of the Confirmation Order, and shall be paid promptly on the later to occur of the Closing Date and the Effective Date by the Issuer to the Initial Backstop Parties and the RCF Lender Backstop Parties pursuant to Section 3.1(a)(i) and Section 3.1(a)(ii), respectively.

Section 3.6   Equity Allocation. Section 3.4 of the BCA shall be amended and restated as follows:

On the Closing Date, in addition to the Participation Equity, the Issuer will issue New Shares (a) representing 2.634% of the total issued and outstanding New Shares of Issuer as of immediately following the Effective Date (subject to dilution by the New Warrants and the MIP) to all Backstop Parties other than the RCF Lender Backstop Parties pro rata among such Backstop Parties in accordance with their Backstop Commitment Percentages and (b) representing 0.066% of the total issued and outstanding New Shares of Issuer as of immediately following the Effective Date (subject to dilution by the New Warrants and the MIP) to all RCF Lender Backstop Parties pro rata among such RCF Lender Backstop Parties in accordance with their Backstop Commitment Percentages (such New Shares, collectively, the “Equity Premium”); provided that if any Backstop Party becomes a Defaulting Backstop Party, then such Defaulting Backstop Party shall not receive any New Shares in accordance with this Section 3.4 and such New Shares originally allocated to such Defaulting Backstop Party in accordance with this Section 3.4 shall instead be allocated to the Backstop Parties and/or Cover Purchaser, as applicable, that actually purchase the New Secured Notes that would have otherwise been purchased by such Defaulting Backstop Party, had such Defaulting Backstop Party not committed a Backstop Party Default, and such New Shares shall be allocated among such Backstop Parties and/or Cover Purchaser pro rata in proportion with the amount of such New Secured Notes the Defaulting Backstop Party was obligated to purchase, but which were actually purchased by such Backstop Parties and/or Cover Purchaser.

ARTICLE IV

GENERAL PROVISIONS

Section 4.1   Notices. Section 10.1 of the BCA shall be amended to amend and restate Section 10.1(c), and add a new Section 10.1(d), as follows:

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(c)       if to an Additional Backstop Party other than an RCF Lender Backstop Party or transferee thereof, to the address set forth on such Additional Backstop Party’s joinder signature page or such transferee’s joinder signature page.

(d)       if to an RCF Lender Backstop Party or transferee thereof, to the address set forth adjacent to such RCF Lender Backstop Party’s signature page or such transferee’s joinder signature page, with, in the case of an RCF Lender Backstop Party, a copy (which shall not constitute notice) to:

Sherman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Attention: Fredric Sosnick, Ned Schodek

E-mail address: fsosnick@sherman.com; ned.schodek@sherman.com

ARTICLE V

Miscellaneous

Section 5.1   Miscellaneous. The terms and conditions set forth in Section 10.2 (Assignment Third Party Beneficiaries), Section 10.3 (Prior Negotiations; Entire Agreement), Section 10.4 (Governing Law; Venue), Section 10.5 (Waiver of Jury Trial), Section 10.6 (Counterparts), Section 10.7 (Waivers and Amendments; Rights Cumulative), Section 10.8 (Headings), Section 10.9 (Specific Performance), Section 10.10 (Damages), Section 10.11 (No Reliance), Section 10.12 (Publicity) and Section 10.13 (Settlement Discussions) of the BCA shall be applied mutatis mutandis to this Agreement.

Section 5.2   Consent to Amendment and Joinder. By execution hereof, the amendments to the BCA set forth herein are hereby consented to by the Company and the other Debtors and the Requisite Backstop Parties.

Section 5.3   Ratification and Continuation. Except as otherwise amended hereby, the terms and provisions of the BCA shall continue in full force and effect and remain unchanged and are hereby ratified and confirmed in all respects.

Section 5.4   Joinder. By executing this Agreement, the persons listed as “RCF Lender Backstop Parties” in the signature pages hereto agree to join and be bound by all of the terms of the BCA as “Additional Backstop Parties”, “Backstop Parties”, and “RCF Lender Backstop Parties” for all purposes under the Agreement, including with respect to representations, warranties and covenants contained therein.

[Signature Pages Omitted]

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

VALARIS PLC

By:	/s/ Darin Gibbins
Name: Darin Gibbins
Title: Authorized Signatory

ALPHA ACHIEVER COMPANY
ALPHA ADMIRAL COMPANY
ALPHA ARCHER COMPANY
ALPHA OFFSHORE DRILLING SERVICES
COMPANY
ALPHA ORCA COMPANY
ATLANTIC MARITIME SERVICES LLC
ATWOOD AUSTRALIAN WATERS DRILLING
PTY LTD
ATWOOD DEEP SEAS, LTD.
ATWOOD OCEANICS AUSTRALIA PTY.
LIMITED
ATWOOD OCEANICS LLC
ATWOOD OCEANICS PACIFIC LIMITED
ATWOOD OFFSHORE DRILLING LIMITED
ATWOOD OFFSHORE WORLDWIDE LIMITED
ENSCO (THAILAND) LIMITED
ENSCO ASIA PACIFIC PTE. LIMITED
ENSCO ASSOCIATES COMPANY
ENSCO AUSTRALIA PTY LIMITED
ENSCO CAPITAL LIMITED
ENSCO CORPORATE RESOURCES LLC
ENSCO DEVELOPMENT LIMITED
ENSCO DO BRASIL PETROLEO E GAS LTDA.
ENSCO DRILLING I LTD.
ENSCO DRILLING MEXICO LLC
ENSCO ENDEAVORS LIMITED
ENSCO GLOBAL GMBH
ENSCO GLOBAL INVESTMENTS LP
ENSCO GLOBAL IV LTD
ENSCO GLOBAL RESOURCES LIMITED
ENSCO HOLDING COMPANY
ENSCO HOLDINGS I LTD.
ENSCO HOLLAND B.V.

[Debtors’ Signature Page to the Backstop Commitment Agreement Amendment]

ENSCO INCORPORATED
ENSCO INTERCONTINENTAL GMBH
ENSCO INTERNATIONAL INC.
ENSCO INTERNATIONAL LTD.
ENSCO INVESTMENTS LLC
ENSCO JERSEY FINANCE LIMITED
ENSCO LIMITED
ENSCO MANAGEMENT CORP.
ENSCO MARITIME LIMITED
ENSCO MEXICO SERVICES, S. DE R.L. DE C.V.
ENSCO OCEAN 2 COMPANY
ENSCO OCEANICS COMPANY LLC
ENSCO OCEANICS INTERNATIONAL
COMPANY
ENSCO OFFSHORE COMPANY
ENSCO OFFSHORE INTERNATIONAL
COMPANY
ENSCO OFFSHORE INTERNATIONAL
HOLDINGS LIMITED
ENSCO OFFSHORE INTERNATIONAL INC.
ENSCO OFFSHORE U.K. LIMITED
ENSCO OVERSEAS LIMITED
ENSCO TRANSCONTINENTAL II LP
ENSCO TRANSNATIONAL I LIMITED
ENSCO UK DRILLING LIMITED
ENSCO UNITED INCORPORATED
ENSCO UNIVERSAL LIMITED
ENSCO VISTAS LIMITED
ENSCO WORLDWIDE GMBH
GREAT WHITE SHARK LIMITED
GREEN TURTLE LIMITED
OFFSHORE DRILLING SERVICES LLC
PRIDE FORAMER S.A.S.
PRIDE FORASOL S.A.S.
PRIDE GLOBAL II LTD.
PRIDE INTERNATIONAL LLC
PRIDE INTERNATIONAL MANAGEMENT
COMPANY LP
RALPH COFFMAN LIMITED
RALPH COFFMAN LUXEMBOURG S.A R.L.
RCI INTERNATIONAL, INC.
RD INTERNATIONAL SERVICES PTE. LTD.
RDC ARABIA DRILLING, INC.
RDC HOLDINGS LUXEMBOURG S.A R.L.
ROCAL CAYMAN LIMITED
ROWAN COMPANIES LIMITED

[Debtors’ Signature Page to the Backstop Commitment Agreement Amendment]

ROWAN COMPANIES LLC
ROWAN DRILLING (TRINIDAD) LIMITED
ROWAN DRILLING (U.K.) LIMITED
ROWAN DRILLING, S. DE R.L. DE C.V.
ROWAN INTERNATIONAL RIG HOLDINGS S.A
R.L.
ROWAN MARINE SERVICES, LLC
ROWAN N-CLASS (GIBRALTAR) LIMITED
ROWAN NO. 1 LIMITED
ROWAN NORWAY LIMITED
ROWAN OFFSHORE (GIBRALTAR) LIMITED
ROWAN OFFSHORE LUXEMBOURG S.A R.L.
ROWAN REX LIMITED
ROWAN RIGS S.A R.L.
ROWAN SERVICES LLC
ROWAN, S. DE R.L. DE C.V.
ROWANDRILL, LLC

By:	/s/ Darin Gibbins
Name: Darin Gibbins
Title: Authorized Signatory

[Debtors’ Signature Page to the Backstop Commitment Agreement Amendment]

[Signature pages of the Consenting Creditors on file with the Company.]

Schedule 1

Backstop Commitment Percentage

[To be updated to reflect the addition of the RCF Lender Backstop Parties on the date hereof in a manner consistent with the Plan and Restructuring Support Agreement. For the avoidance of doubt, the Backstop Commitment Percentages of the RCF Lender Backstop Parties in the aggregate shall be 2.427%]

Exhibit A

Amendment to the Backstop Agreement, dated January 22, 2021

See attached.

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”), dated as of January 22, 2021, is made by and among Valaris plc, a company organized under the Laws of England and Wales (the “Company”) and its subsidiaries signatory hereto (together with the Company, the “Debtors”), Wilmington Savings Fund Society, FSB, as DIP Agent for and on behalf of the DIP Lenders (as defined below) (in such capacity, together with its successors in such capacity, the “DIP Agent”) and the Backstop Parties (as defined in the Backstop Agreement) party hereto that are also DIP Lenders. The Company, the other Debtors, the DIP Agent and each such Backstop Party party hereto is referred to herein, individually, as a “Party” and, collectively, as the “Parties”.

RECITALS

WHEREAS, the Company, the other Debtors, and the other parties thereto entered into that certain Backstop Commitment Agreement, dated August 18, 2020 (as amended, the “Backstop Agreement”) and the Company, the DIP Agent and the lenders party thereto from time to time (the “DIP Lenders”) entered into that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated September 25, 2020 (as amended, the “DIP Credit Agreement” and the credit facility provided thereunder, the “DIP Facility”);

WHEREAS, the Backstop Agreement contemplates Backstop Parties, including Backstop Parties that are DIP Lenders, making certain payments into escrow in connection with the funding required under the Backstop Agreement in advance of the closing of the transaction contemplated thereby (the “Closing”);

WHEREAS, the DIP Facility contemplates the Company repaying its obligations to the DIP Lenders on the Maturity Date (as defined in the DIP Credit Agreement), which is contemplated to occur substantially concurrently with the Closing; and

WHEREAS, for the sake of efficiency, the Debtors, the DIP Agent and the Backstop Parties party hereto, constituting the Requisite Backstop Parties (as defined in the Backstop Agreement), desire to amend, among other things, the funding and repayment mechanics in the Backstop Agreement and DIP Facility, in each case, as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, each of the Parties hereby agrees as follows:

ARTICLE I

BACKSTOP Agreement amendment

Section 1.1   Backstop Agreement Amendment. Section 2.4 of the Backstop Agreement shall be amended and restated in its entirety to read as follows:

(a)               No later than the tenth (10th) Business Day following the Rights Offering Expiration Time, the Rights Offering Subscription Agent shall deliver to each Backstop Party (to the extent applicable) a written notice (the “Rights Offering Notice”) of (i) the amount of Rights Offering Securities elected to be purchased by the Rights Offering Participants and the aggregate Purchase Price therefore; (ii) the aggregate amount of Unsubscribed Securities (and corresponding Participation Equity), if any, and the aggregate Purchase Price therefor; (iii) the amount of Unsubscribed Securities (based upon such Backstop Party’s Backstop Commitment Percentage) to be purchased by such Backstop Party and the Purchase Price therefor as determined in accordance with Section 2.2; (iv) the amount of Holdback Securities to be purchased by such Backstop Party and the Purchase Price therefor as determined in accordance with Section 2.2; (v) the aggregate Purchase Price to be paid by such Backstop Party for the Unsubscribed Securities and Holdback Securities purchased in accordance with Section 2.4(a)(iii) and (iv) above, plus the aggregate Purchase Price of the Rights Offering Securities to be purchased by such Backstop Party in the Rights Offering (the “Aggregate Purchase Price”); and (vi) the escrow account to which such Backstop Party shall deliver and pay the Aggregate Purchase Price, as may be adjusted in the Funding Notice for Backstop Parties that are also DIP Lenders (the “Backstop Escrow Account”). The Rights Offering Subscription Agent shall promptly provide any written backup, information and documentation relating to the information contained in the Rights Offering Notice as any Backstop Party may reasonably request.

(b)               No later than fifteen (15) Business Days prior to the Closing (and on or after the date on which the Rights Offering Notice is delivered), the Company will deliver written notice (the “Funding Notice”) to the Backstop Parties setting forth:

(i)                 if the Backstop Party is not a DIP Lender, the Aggregate Purchase Price;

(ii)              if the Backstop Party is a DIP Lender and the outstanding obligations under the DIP Credit Agreement and the other loan documents entered into in connection therewith owed by the Company or any of its subsidiaries (the “Outstanding Obligations”) to such Backstop Party that is a DIP Lender as of such date exceed the Aggregate Purchase Price for such Backstop Party that is a DIP Lender, an amount equal to such Outstanding Obligations less such Aggregate Purchase Price (the “Net Payment Amount”); and

(iii)            if the Backstop Party is a DIP Lender and the Aggregate Purchase Price owed by such Backstop Party that is a DIP Lender exceeds the Outstanding Obligations owed by the Company to such Backstop Party that is a DIP Lender as of the date of the Funding Notice, an amount equal to such Aggregate Purchase Price less such Outstanding Obligations (the “Net Contribution Amount”).

(c)               At least ten (10) Business Days prior to the Closing (such tenth (10th) Business Day, the “Escrow Funding Date”), each Backstop Party (other than a Backstop Party with a Net Payment Amount) shall pay by wire transfer in immediately available funds in U.S. dollars into the Backstop Escrow Account in satisfaction of such Backstop Party’s Backstop Commitment (x) if such Backstop Party is not a DIP Lender, the Aggregate Purchase Price or (y) if such Backstop Party is a DIP Lender with a Net Contribution Amount, the Net Contribution Amount. For the avoidance of doubt, if the Outstanding Obligations owed by the Company to a DIP Lender that is a Backstop Party as of the date of the Funding Notice exceed the Aggregate Purchase Price for such Backstop Party, then such Backstop Party will not be required to pay any cash into the Backstop Escrow Account in satisfaction of such Backstop Party’s Backstop Commitment. The Backstop Escrow Account shall be established with an escrow agent satisfactory to the Backstop Parties and the Company and the Issuer (as relevant) pursuant to an escrow agreement in form and substance reasonably satisfactory to the Requisite Backstop Parties and the Company and the Issuer (as relevant). The funds held in the Backstop Escrow Account shall be distributed to the Debtors at the Closing or pursuant to a borrowing under the DIP Credit Agreement in accordance with Section 2.4(d)(ii) hereof, or returned to each Backstop Party upon the termination of this Agreement, in each case, inclusive of any interest accrued thereon, if any.

(d)               (i) If, on or after the date on which the Funding Notice is delivered, but before the Escrow Funding Date (such period, the “Interim Period”), the Company or any other Borrower (as defined in the DIP Credit Agreement) delivers a Notice of Borrowing (as defined in the DIP Credit Agreement) in accordance with the terms of the DIP Credit Agreement, the Company shall contemporaneously therewith deliver an updated Funding Notice to each Backstop Party that is a DIP Lender reflecting, in the case of a Backstop Party that is a DIP Lender with a Net Contribution Amount, that the amount required to be funded by such DIP Lender pursuant to such Notice of Borrowing shall be deducted from the Net Contribution Amount of such Backstop Party that is a DIP Lender, and such Backstop Party shall fund such amount directly to the Company in accordance with the terms of the DIP Credit Agreement; provided, that if such Backstop Party has previously paid (or is in the process of paying) (such Backstop Parties that are DIP Lenders, if any, the “Interim Funding Backstop Parties”) and has provided notice to the Company of such prior payments, the applicable amounts into the Backstop Escrow Account in accordance with Section 2.4(c) above, then the amount to be funded by such Backstop Party that is a DIP Lender pursuant to the Notice of Borrowing shall instead be distributed to the Company or other applicable Borrower directly from the Backstop Escrow Account pursuant to Section 2.4(d)(ii) below.

(ii) If the Company or any other Borrower (as defined in the DIP Credit Agreement) delivers a Notice of Borrowing (as defined in the DIP Credit Agreement) in accordance with the terms of the DIP Credit Agreement on or after the Escrow Funding Date (or delivers such Notice of Borrowing during the Interim Period and there are one or more Interim Funding Backstop Parties), then, (x) substantially concurrently therewith the Company shall deliver a copy of such Notice of Borrowing to the escrow agent with instructions (executed solely by a Debtor) for the escrow agent to release the corresponding amount of funds from the Backstop Escrow Account (on account of each Backstop Party that is a DIP Lender) to the Company (including, for the avoidance of doubt, the corresponding amount of funds on account of Interim Funding Backstop Parties); provided that if the escrow agent requires joint written instructions in the applicable escrow agreement, then the Company shall deliver joint written instructions with the Notice of Borrowing to each Backstop Party that is a DIP Lender (including any Interim Funding Backstop Parties) and each such Backstop Party shall countersign and deliver such joint written instructions in no more than three (3) Business Days to the escrow agent, and (x) as promptly as practicable, and in any event within two days thereafter, the Company will deliver to each Backstop Party that is a DIP Lender an updated Funding Notice taking into account the additional Obligations owing to such Backstop Party resulting from such borrowing under the DIP Credit Agreement. For the avoidance of doubt, if a Backstop Party that is a DIP Lender is required to fund an amount to the Company under a Notice of Borrowing delivered after the Escrow Funding Date (or, in the case of an Interim Funding Backstop Party, delivered during the Interim Period) that exceeds the amount of funds held on behalf of such Backstop Party in the Backstop Escrow Account, then such Backstop Party that is a DIP Lender shall fund the net amount directly to the Company in accordance with the terms of the DIP Credit Agreement.

(e)               At the Closing, each DIP Lender that is a Backstop Party that (i) has a Net Payment Amount owed to it by the Company shall be deemed to have contributed to the Issuer an amount of cash equal to its Aggregate Purchase Price and (ii) has a Net Contribution Amount owing by it to the Company shall be deemed to have contributed to the Issuer an amount of cash equal to the Outstanding Obligations owed to such DIP Lender by the Company as of the date of the Funding Notice, in each case, giving effect to any updates following delivery of the initial Funding Notice as provided for in Section 1.1(d) above.

Section 1.2   Definitions.

(a)               The Backstop Agreement is hereby amended such that all terms defined in the section of the Backstop Agreement deleted in accordance with Section 1.1 hereof are removed from the definitions listed in Section 1.1 of the Backstop Agreement and all terms defined in Section 2.4 of the Backstop Agreement as amended by Section 1.1 hereof, are added to Section 1.1 of the Backstop Agreement.

(b)               Section 1.1 of the Backstop Agreement is hereby amended to include the following definition:

“DIP Lender” has the meaning ascribed to such term in the DIP Facility.

ARTICLE II

 DIP FACILITY AMENDMENTs and consents

Section 2.1   DIP Credit Agreement Amendments.

(a)               Section 2.02(b) is hereby amended by adding the following new sentence at the end thereof: Notwithstanding anything to the contrary in any Loan Document, from and after the date that the Borrower has delivered a Funding Notice (as defined in the Backstop Agreement) under the Backstop Agreement, a DIP Lender may, at its option, make its Ratable Portion of a Borrowing directly available to the Borrower and shall provide a written notice thereof (which may be through counsel and via e-mail) to the Borrower and the DIP Agent.

(b)               The first sentence of Section 5.01 is hereby amended and restated in its entirety to read as follows:

Reporting Requirements. Furnish each of the following to the DIP Agent (which in the case of clause (l) of this Section 5.01 may be satisfied by delivery thereof to the financial and legal advisors to the DIP Lenders):

(c)               Section 5.01(n) is hereby amended to remove “and” after the semicolon.

(d)               Section 5.01(o) is hereby amended to replace the period at the end of the provision with “; and”.

(e)               A new Section 5.01(p) shall be added to read as follows:

no later than the last Business day of every calendar month, the Borrowers shall deliver to the DIP Agent a schedule of assets or Property that have been Disposed during such calendar month and for which neither an officers’ certificate nor Proceeds Certificate has been previously delivered.

(f)                Section 6.04(b) is hereby amended by replacing the reference to “Section 6.10” in clause (ii) with “Section 6.11”.

(g)               Section 6.06 is hereby amended by replacing the reference to “Section 6.05(c)” with “Section 6.05(c), (f), (h) and (i)”.

(h)               Section 6.10(a) is hereby amended and restated in its entirety to read as follows:

(a)       Declare or make, or permit any of its Subsidiaries to declare or make, directly or indirectly, any Restricted Payment with respect to the ordinary shares of the Lead Borrower, or incur any obligation (contingent or otherwise) to do so, except any Restricted Payments (i) from any Subsidiary to any Borrower or Guarantor and (ii) in the ordinary course of business consistent with past practices for payroll, general overhead and administrative services, and Cash Management Services.

(i)                 Section 9.01(d)(i) is hereby amended and restated in its entirety to read as follows:

(i)       Each DIP Lender hereby authorizes the DIP Agent to release any Liens granted to the DIP Agent by the Credit Parties on the Collateral (A) upon the indefeasible payment in full in cash and full discharge of the Obligations (other than contingent indemnification obligations as to which no claim has been made) and termination of all Commitments, or (B) pursuant to a Disposition of Property permitted under this Agreement or any other Loan Document, subject to (x) if any Obligations are outstanding at the time of such Disposition, the DIP Lenders’ prior receipt of a Proceeds Certificate and satisfaction of the provisions of the following clause (ii) or (y) if no Obligations are outstanding, satisfaction of the provisions of the following clause (ii). Notwithstanding the foregoing or anything else to the contrary in any Loan Document upon any Disposition that is permitted under this Agreement or any other Loan Document with respect to which all cash and non-cash consideration to be received by the Credit Parties and their Subsidiaries is equal to or less than $1,000,000 for any individual Disposition (and equal to or less than $10,000,000 in the aggregate for all such Dispositions for which no Proceeds Certificate or officer’s certificate has been provided to the DIP Lenders), any security interest or Lien granted in any Collateral that is the subject of such Disposition pursuant to the Loan Documents shall be automatically released.

(j)                 A new Section 9.25 shall be added to read as follows:

Section 9.25 Cashless Rollovers. Any Obligations owed to a DIP Lender hereunder that are used by such DIP Lender to offset its obligation to fund any amount under the Backstop Agreement shall be deemed to be paid in cash by the Borrower to such DIP Lender hereunder in satisfaction of such Obligations as of the date of the closing of the transaction contemplated under the Backstop Agreement, on a dollar for dollar basis and pursuant to a cashless settlement mechanism approved by the Borrower and such DIP Lender, and any such amount shall be deemed to have been contributed in cash by such DIP Lender under the Backstop Agreement and shall be deemed to satisfy any requirement that any payment hereunder or under any other Loan Document is made “in Dollars”, “in immediately available funds”, “in Cash” or any other similar requirement.

Section 2.2   Definitions. Section 1.01 of the DIP Credit Agreement is hereby amended as follows:

(a)        clause (g) of the definition of “Permitted Investments” is hereby amended and restated in its entirety to read as follows:

(g)       Investments by any Subsidiary that is not a Guarantor in any Guarantor or in any other Subsidiary that is not a Guarantor;

(b)       a new definition shall be added to read as follows:

“Backstop Agreement” means that certain Backstop Commitment Agreement, dated August 18, 2020, entered into by Valaris, the DIP Lenders, the other Debtors (as defined therein) party thereto and the other parties thereto, as amended including by that certain Omnibus Amendment, dated as of January 22, 2021, entered into by Valaris, its subsidiaries signatory thereto, the DIP Agent and the other parties thereto.

Section 2.3   Instruction by All DIP Lenders . Section 9.01 of the DIP Credit Agreement provides that certain of the amendments set forth in this Amendment must be “in writing and signed by all DIP Lenders”. Notwithstanding anything set forth in the DIP Credit Agreement to the contrary, each DIP Lender has acknowledged and agreed in writing (which may include electronic mail) that the DIP Agent is entering into this Amendment for and on behalf of such DIP Lender and that this Amendment shall be binding and enforceable against each DIP Lender. The DIP Agent hereby acknowledges and agrees that it has, on or prior to the date hereof, received written instructions (which may include electronic mail) from each DIP Lender to enter to this Amendment for and on behalf of such DIP Lender.

ARTICLE III

MISCELLANEOUS

Section 3.1   Effectiveness. This Amendment shall be effective as of the date first set forth above.

Section 3.2   Consent; Continued Agreement. The Parties consent to this Amendment and acknowledge that except as expressly set forth herein, each of the Backstop Agreement and the DIP Facility shall continue in full force and effect, remain unchanged and is hereby ratified and confirmed in all respects. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the DIP Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties hereto.

Section 3.3   Loan Document. This Amendment is a Loan Document.

Section 3.4   Governing Law; Venue. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE. THE PARTIES CONSENT AND AGREE THAT ANY ACTION TO ENFORCE THIS AMENDMENT OR ANY DISPUTE, WHETHER SUCH DISPUTES ARISE IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY SHALL BE BROUGHT EXCLUSIVELY IN THE BANKRUPTCY COURT, or to the extent that the Bankruptcy Court does not have (or abstains from exercising) jurisdiction, in the courts of the State of New York sitting in New York County or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, except that each of the DIP Agent or DIP Lenders may bring legal action or proceedings in other appropriate jurisdictions with respect to the enforcement of its rights under Loan Documents and/or the Collateral to the extent not prohibited by the Bankruptcy Court.

Section 3.5   Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY JURISDICTION IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE AMONG THE PARTIES UNDER THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE.

Section 3.6   Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.

Section 3.7   Incorporated Provisions. The terms and provisions of Sections 9.14, 9.15, 9.16 and 9.17 of the DIP Credit Agreement are hereby incorporated by reference herein, mutatis mutandis, and shall apply to this Amendment with the same force and effect as if originally set forth herein.

Section 3.8   Reaffirmation. The Debtors (on behalf of themselves and the other Credit Parties) as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Debtor (or other Credit Party) grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the DIP Credit Agreement and any of the other Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Person granted liens on or security interests in any of its property pursuant to any such Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the obligations as amended hereby.  The Debtors (on behalf of themselves and the other Credit Parties) hereby consent to this Amendment and acknowledge that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Secured Parties (including any DIP Lender), constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

VALARIS PLC

By:	/s/Darin Gibbins
	Name:	Darin Gibbins
	Title:	Authorized Officer

[Signature pages of the Consenting Creditors on file with the Company.]